UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

4900 Sears Tower, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: DECEMBER 31

Date of reporting period: JUNE 30, 2004

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds
R E A L E S T A T E S E C U R I T I E S F U N D Semiannual Report June 30, 2004
Long-term growth of capital and dividend income through a diversified portfolio of Real Estate Investment Trusts (REITs).

Goldman Sachs Real Estate Securities Fund
NOT FDIC-INSURED May Lose Value No Bank Guarantee

G O L D M A N S A C H S R E A L E S T A T E S E C U R I T I E S F U N D
Performance Overview
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Real Estate Securities Fund during the six-
month reporting period that ended June 30, 2004.
Performance Review
Over the six-month period that ended June 30, 2004, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 6.25%, 5.85%, 5.82%, 6.36%, and 6.16%, respectively. These returns compare to the 6.95% cumulative total return of the Fund’s benchmark, the Wilshire Real Estate Securities Index (with dividends reinvested), over the same period.
Real Estate Investment Trust (“REIT”) Market Review
Although there has been an unusually high level of volatility in the REIT market recently, the Wilshire Real Estate Securities Index was still up a solid 6.95% during the reporting period, outperforming the overall market as measured by the Russell 3000 Index, which gained 3.59%.
We believe that March 2004’s strong employment report eased concerns regarding a “jobless economic recovery.” Although this was good news for Americans seeking employment, investors perceived it as confirmation that the Federal Reserve Board’s (the Fed) feared interest rate hikes would come sooner than expected. Consequently, bond yields soared and immediately affected the U.S. REIT market. Historically, REITs have done well in periods of economic recovery and expansion, but can struggle over shorter periods when interest rates rise sharply. Some investors view REITs as substitutes for other income-producing instruments. This trend was especially pronounced over the last two years, as investors were attracted to the historically high spread between REIT yields and yields generally available on fixed income securities. However, as bond yields rose, the gap between REITs and bonds narrowed, making REIT yields relatively less attractive. We believe that these yield-oriented investors, in addition to momentum-oriented hedge funds, contributed significantly to the increased level of near term volatility.
More often than not, economic conditions, not interest rates, have been the largest determinant of REIT performance. Over the last ten years, there has been virtually no relationship, or correlation, between the performance of REITs and the performance of the Lehman Brothers Aggregate Bond Index. Unlike fixed income securities, whose performance is largely determined by interest rates, REIT performance is a function of underlying property values and operating fundamentals. The conditions that typically cause higher interest rates and lower bond prices — economic growth, job creation, and inflation — are generally positive for real estate fundamentals over the long term. For this reason, we believe the near-term volatility in REITs does not necessarily foreshadow a bear market in real estate fundamentals. 1

G O L D M A N S A C H S R E A L E S T A T E S E C U R I T I E S F U N D
Portfolio Positioning
The Fund underperformed its benchmark during the six-month reporting period. Stock selection in the office and industrial sectors contributed positively to performance. The Fund’s overweight position in hotels contributed positively to performance for the period as this sector of the market generated strong returns. However, within the sector, stock selection slightly detracted from returns, as did stock selection within the retail sector.
The best performing property types in the first three months of 2004 experienced the worst results in the second quarter. After a 15.2% gain in the first quarter, the Retail sector declined 9.8% in the second quarter. In our view, the prospects for retail seem less exciting now than they did in the recent past, as we believe acquisition prices have eliminated most external growth opportunities. In addition, with occupancies at near-peak levels, internal growth should also moderate. We continue to focus on those companies that manage and, in some cases, develop high quality assets based in favorable geographies. Examples of Fund holdings include General Growth Properties, Inc. and Simon Property Group, Inc. The Fund’s underweight in the retail sector enhanced results, while stock selection detracted from returns.
Consistently the worst performing sector for several years, the apartment sector significantly outperformed the broader REIT market in the second quarter 2004. We believe this sector still has somewhat weak underlying fundamentals given that new construction levels remain stubbornly high. However, we believe that a meaningful increase in mortgage rates and continued job growth should make apartment fundamentals and valuations more attractive over the long term. Given that the apartment sector’s performance slightly lagged the broader REIT Index, the Fund’s underweight contributed positively to performance.
The office/industrial sector modestly underperformed the broader REIT market during the reporting period. Sector allocation detracted slightly from performance, given the Fund’s modest overweight position. However, stock selection contributed positively to performance, largely due to the Fund’s underweight position in Equity Office Properties Trust and a lack of exposure to some of the worst performing stocks in the sector, including Crescent Real Estate, CarrAmerica, and Arden Realty.
Growth in the hotel sector was stronger than expected during the reporting period. Of all property types, hotels are the most highly leveraged to improving economic growth. Revenue per available room (REVPAR) increased for the second straight quarter, as both occupancy and room rates increased. Year-to-date luxury REVPAR growth has been twice the industry average. Rising job growth and corporate spending have recently increased demand from the higher-margin transient business segment. Average daily rates also are rising, which we believe may lead to improved operating margins. We remain focused on the luxury segment within the major metropolitan markets where the two largest portfolio holdings in the hotel sector, Starwood Hotels and Host Marriott, reflect what we believe to be some of the best operators and properties in the lodging industry. The Fund’s overweight in the hotel sector contributed positively to performance for the period, while stock selection detracted slightly from results.
2

G O L D M A N S A C H S R E A L E S TAT E S E C U R I T I E S F U N D
Portfolio Highlights
# Starwood Hotels & Resorts Worldwide, Inc. — Starwood is the Fund’s largest holding for a number of reasons. First, we believe its management has shown a keen ability to generate earnings even in a difficult economic environment. This has been accomplished through aggressive expense reduction, thoughtful investment in existing assets and brands, and appropriate capital allocation. Second, new supply in the upscale segment, in which most of Starwood’s properties reside, continues to drop. As the economy rebounds and demand increases, new supply in this segment will take years to complete, providing what we believe to be competitive advantage for Starwood.
# General Growth Properties, Inc. — General Growth Properties is the second largest mall owner in the U.S. Its strategy is to develop, acquire, and renovate regional malls to create a geographically diverse and productive national mall portfolio. We maintained the Fund’s position in General Growth Properties during the reporting period because, among other factors, we believe the firm’s management is excellent and that it has demonstrated an ability to create value through highly disciplined acquisitions, which has helped generate very good returns on invested capital. Additionally, although retail stock valuations are relatively high, General Growth Properties and its peers continue to have what we feel are the best earnings momentum and property fundamentals versus other real estate sectors.
# United Dominion Realty Trust, Inc., St. Joe Co., and Global Signal, Inc. — Each stock was recently added to the portfolio. United Dominion Trust is the fourth largest multi-family REIT with 265 properties in 55 different markets and was purchased due to its attractive relative valuation combined with improving fundamentals in the apartment sector. St. Joe, a unique non-REIT company, is the largest private landowner in the state of Florida, with approximately 875,000 acres or over 2% of the state’s vacant land. Today, the company is involved with residential, resort, and commercial development along with providing other real estate services. Global Signal is the reincarnation of Pinnacle Holdings Inc. which went into voluntary bankruptcy in May 2002. We purchased Global Signal for the Fund during the reporting period because it has one of the best balance sheets and capital strategy in its peer group, now owns or manages approximately 3,231 communication sites containing more than 12,000 leases with over 2,600 tenants.
We remain confident and focused on our fundamental premise that good companies with superior management and strategies will outperform over time. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Real Estate Securities Investment Team July 16, 2004 3

G O L D M A N S A C H S R E A L E S TAT E S E C U R I T I E S F U N D Fund Basics as of June 30, 2004 Assets Under Management P E R F O R M A N C E R E V I E W
January 1, 2004– Fund Total Return Wilshire Real Estate $413.5 Million
June 30, 2004 (based on NAV)1 Securities Index2 Class A 6.25% 6.95% Class B 5.85 6.95 Number of Holdings Class C 5.82 6.95 Institutional 6.36 6.95 45 Service 6.16 6.95
1 The net
asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges. N A S D A Q S Y M B O L S 2 The Wilshire Real Estate Securities Index is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REIT) and real estate operating companies. The Index is unmanaged and does not reflect any fees or expenses.
Class A Shares S T A N D A R D I Z E D T O T A L R E T U R N S 3
GREAX For the period ended 6/30/04 Class A Class B Class C InstitutionalService One Year 21.84% 22.84% 26.89% 29.37% 28.74% Class B Shares Five Years 12.97 13.11 13.44 14.68 14.20 Since Inception 11.17 11.29 11.44 12.67 12.19 GREBX (7/27/98)
3 The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns Class C Shares reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, GRECX such a charge is not applied to their Standardized Total Returns. Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Institutional Shares Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not GREIX reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
T O P 1 0 H O L D I N G S A S O F 6 / 3 0 / 0 4 4 Service Shares Holding % of Total Net Assets Line of Business
GRESX Starwood Hotels & Resorts Worldwide, Inc. 6.9% Hotels ProLogis Trust 5.4 Industrial Vornado Realty Trust 4.8 Diversified Boston Properties, Inc. 4.7 Office General Growth Properties, Inc. 4.5 Regional Malls Simon Property Group, Inc. 4.4 Regional Malls Equity Residential Properties Trust 4.2 Residential Kimco Realty Corp. 4.1 Shopping Centers Trizec Properties, Inc. 3.7 Office Equity Office Properties Trust 3.2 Office
4 The top 10 holdings may not be representative of the Fund’s future investments. An investment in Real Estate Securities is subject to greater price volatility and the special risks 4 associated with direct ownership of real estate.

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Investments
June 30, 2004 (Unaudited)

Shares	Description	Value

Common Stocks – 97.7%

Diversified – 12.6%
500,855	Catellus Development Corp.	$12,346,076
102,763	Cousins Properties, Inc.	3,386,041
225,087	Duke Realty Corp.	7,160,017
230,287	Liberty Property Trust	9,259,840
345,600	Vornado Realty Trust	19,737,216

		51,889,190

Factory Outlet – 1.7%
110,538	Chelsea Property Group, Inc.	7,209,288

Hotels – 12.4%
234,634	Equity Inns, Inc.	2,179,750
299,400	FelCor Lodging Trust, Inc.*	3,622,740
884,234	Host Marriott Corp.*	10,929,132
73,355	Innkeepers Usa Trust	756,290
336,489	Interstate Hotels & Resorts, Inc.*	1,813,676
467,322	MeriStar Hospitality Corp.*	3,196,482
640,736	Starwood Hotels & Resorts Worldwide, Inc.	28,737,010

		51,235,080

Industrial – 6.3%
196,391	First Potomac Realty Trust	3,764,815
676,879	ProLogis Trust	22,282,857

		26,047,672

Manufactured Housing – 0.8%
185,724	Affordable Residential Communities	3,083,019

Office – 22.6%
389,467	Boston Properties, Inc.	19,504,507
297,223	Brandywine Realty Trust	8,081,493
393,742	Brookfield Properties Corp.	11,320,083
487,352	Equity Office Properties Trust	13,255,974
226,900	Parkway Properties, Inc.	10,085,705
212,200	Prentiss Properties Trust	7,112,944
183,200	SL Green Realty Corp.	8,573,760
941,060	Trizec Properties, Inc.	15,301,636

		93,236,102

Other REIT – 2.7%
151,977	Global Signal, Inc.@	3,335,895
104,556	iStar Financial, Inc.	4,182,240
96,222	St. Joe Co.	3,820,014

		11,338,149

Regional Malls – 13.9%
186,839	CBL & Associates Properties, Inc.	10,276,145
623,243	General Growth Properties, Inc.	18,429,296
224,000	Rouse Co.	10,640,000
355,498	Simon Property Group, Inc.	18,279,707

		57,625,148

Residential – 14.1%
93,207	Apartment Investment & Management Co.	2,901,534
333,344	Archstone-Smith Trust	9,776,979
166,342	AvalonBay Communities, Inc.	9,401,650
140,355	BRE Properties, Inc.	4,877,336
583,000	Equity Residential Properties Trust	17,332,590
102,474	Home Properties of New York, Inc.	3,994,437
28,139	Mid-America Apartment Communities, Inc.	1,066,187
160,034	Summit Properties, Inc.	4,103,272
252,334	United Dominion Realty Trust, Inc.	4,991,166

		58,445,151

Shopping Centers – 10.6%
264,745	Developers Diversified Realty Corp.	9,364,031
369,500	Kimco Realty Corp.	16,812,250
201,700	Pan Pacific Retail Properties, Inc.	10,189,884
176,218	Regency Centers Corp.	7,559,752

		43,925,917

TOTAL COMMON STOCKS
(Cost $308,009,174)		$404,034,716

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 2.8%

Joint Repurchase Agreement Account II^
$11,400,000	1.55%	07/01/2004	$11,400,000
Maturity Value: $11,400,489

TOTAL REPURCHASE AGREEMENT
(Cost $11,400,000)			$11,400,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $319,409,174)			$415,434,716

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Investments (continued)
June 30, 2004 (Unaudited)

Shares	Description	Value

Securities Lending Collateral – 0.6%

2,438,800	Boston Global Investment Trust – Enhanced Portfolio	$2,438,800

TOTAL SECURITIES LENDING COLLATERAL
(Cost $2,438,800)		$2,438,800

TOTAL INVESTMENTS – 101.1%
(Cost $321,847,974)		$417,873,516

@	All or a portion of security is on loan.

*	Non-income producing security.

^	Joint repurchase agreement was entered into on June 30, 2004.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviation: REIT — Real Estate Investment Trust

6      The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Assets and Liabilities
June 30, 2004 (Unaudited)

Assets:

Investment in securities, at value (identified cost $319,409,174)	$415,434,716
Securities lending collateral, at value (which approximates cost)	2,438,800
Cash	3,580
Receivables:
Fund shares sold	2,011,348
Dividends and interest	2,001,095
Reimbursement from adviser	24,466
Securities lending income	2,940
Other assets	4,568

Total assets	421,921,513

Liabilities:

Payables:
Fund shares repurchased	5,443,238
Payable upon return of securities loaned	2,438,800
Amounts owed to affiliates	445,099
Accrued expenses	67,010

Total liabilities	8,394,147

Net Assets:

Paid-in capital	306,675,570
Accumulated distributions in excess of net investment income	(134,608)
Accumulated net realized gain from investment transactions	10,960,862
Net unrealized gain on investments	96,025,542

NET ASSETS	$413,527,366

Net asset value, offering and redemption price per share:(a)
Class A	$14.63
Class B	$14.69
Class C	$14.59
Institutional	$14.66
Service	$14.69

Shares outstanding:
Class A	14,274,948
Class B	1,378,845
Class C	1,042,706
Institutional	11,477,336
Service	66,438

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	28,240,273

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $15.48. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Operations
For the Six Months Ended June 30, 2004 (Unaudited)

Investment Income:

Dividends(a)	$8,516,060
Interest (including securities lending income of $10,149)	79,026

Total income	8,595,086

Expenses:

Management fees	1,929,897
Distribution and Service fees(b)	624,373
Transfer Agent fees(c)	250,902
Custody and accounting fees	62,509
Registration fees	35,467
Printing fees	27,256
Professional fees	25,770
Trustee fees	7,062
Service Share fees	1,558
Other	5,604

Total expenses	2,970,398

Less — expense reductions	(362,250)

Net expenses	2,608,148

NET INVESTMENT INCOME	5,986,938

Realized and unrealized gain on investment transactions:

Net realized gain from investment transactions	9,587,099
Net change in unrealized gain on investments	6,040,234

Net realized and unrealized gain on investment transactions	15,627,333

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,614,271

(a)	Net of foreign taxes withheld on dividends of $19,452.
(b)	Class A, Class B and Class C Shares had Distribution and Service fees of $492,034, $100,025 and $71,949, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class Shares had Transfer Agent fees of $187,353, $19,005, $13,670, $30,749 and $125, respectively.

8      The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Changes in Net Assets
For the Six Months Ended June 30, 2004 (Unaudited)

From operations:

Net investment income	$5,986,938
Net realized gain from investment transactions	9,587,099
Net change in unrealized gain on investments	6,040,234

Net increase in net assets resulting from operations	21,614,271

Distributions to shareholders:

From net investment income
Class A Shares	(3,222,725)
Class B Shares	(244,047)
Class C Shares	(179,316)
Institutional Shares	(2,873,349)
Service Shares	(13,080)

Total distributions to shareholders	(6,532,517)

From share transactions:

Proceeds from sales of shares	118,577,431
Reinvestment of dividends and distributions	5,505,541
Cost of shares repurchased	(73,779,251)

Net increase in net assets resulting from share transactions	50,303,721

TOTAL INCREASE	65,385,475

Net assets:

Beginning of period	348,141,891

End of period	$413,527,366

Accumulated distributions in excess of net investment income	$(134,608)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Changes in Net Assets
For the Year Ended December 31, 2003

From operations:

Net investment income	$9,084,122
Net realized gain from investment transactions	7,600,230
Net change in unrealized gain on investments	72,288,220

Net increase in net assets resulting from operations	88,972,572

Distributions to shareholders:

From net investment income
Class A Shares	(5,027,516)
Class B Shares	(440,441)
Class C Shares	(295,854)
Institutional Shares	(3,690,832)
Service Shares	(1,379)
From net realized gain on investment transactions
Class A Shares	(2,096,286)
Class B Shares	(223,472)
Class C Shares	(154,146)
Institutional Shares	(1,396,577)
Service Shares	(720)

Total distributions to shareholders	(13,327,223)

From share transactions:

Proceeds from sales of shares	219,256,817
Reinvestment of dividends and distributions	10,699,302
Cost of shares repurchased	(181,096,665)

Net increase in net assets resulting from share transactions	48,859,454

TOTAL INCREASE	124,504,803

Net assets:

Beginning of year	223,637,088

End of year	$348,141,891

Accumulated undistributed net investment income	$410,971

10      The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Notes to Financial Statements
June 30, 2004 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “Act”) (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Real Estate Securities Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.
     The Fund invests primarily in securities of issuers that are engaged in or related to the real estate industry and has a policy of concentrating its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or deemed to be inaccurate by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gains, or from capital, depending on the type of book/tax differences that may exist.
     In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Notes to Financial Statements (continued)
June 30, 2004 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro-rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees. Service Shares bear all expenses and fees relating to its Service and Shareholder Administration Plans.

E. Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

3. AGREEMENTS

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”) serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”), computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Service Share fees, Distribution and Service fees, Transfer Agent fees and expenses, litigation and indemnification costs, taxes, interest, brokerage commissions, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annualized basis, 0.004% of the average daily net assets of the Fund.
     For the six months ended June 30, 2004, GSAM reimbursed approximately $155,900. In addition, the Fund has entered into certain expense offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2004, the custody fees were reduced by approximately $500 under such arrangements.
     Goldman Sachs serves as Distributor of the shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended June 30, 2004, Goldman Sachs advised the Fund that it retained approximately $23,200, $200 and $100, respectively, for Class A, Class B and Class C Shares.
     The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, prior to June 1, 2004 Goldman Sachs and/or Authorized Dealers were entitled to receive under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributed to Class A, Class B and Class C Shares. Prior to June 1, 2004 Goldman Sachs had voluntarily agreed to waive a portion of the Distribution and Service fees equal, on an annual basis, to 0.25% of the average daily net assets attributable to

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

3. AGREEMENTS (continued)
the Class A Shares. For the six months ended June 30, 2004, Goldman Sachs has waived approximately $205,900 of the Distribution and Service fees attributable to the Class A Shares.
     The Trust, on behalf of the Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to 0.25% and 0.25%, respectively, on an annualized basis, of the average daily net asset value of the Service Shares.
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     At June 30, 2004, the amounts owed to affiliates were approximately $333,000, $70,000 and $42,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the six months ended June 30, 2004, were $92,541,880 and $39,873,617, respectively.
     For the six months ended June 30, 2004, Goldman Sachs earned approximately $18,000 of brokerage commissions from portfolio transactions.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through its securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. In accordance with the Fund’s securities lending procedures the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2004, is reported parenthetically on the Statement of Operations. For the six months ended June 30, 2004, BGA earned $1,791 in fees as securities lending agent. At June 30, 2004, the Fund had securities on loan having a market value of $2,353,040 collateralized by cash in the amount of $2,438,800, which was invested in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. During the six months ended June 30, 2004, the Fund had no outstanding securities on loan to Goldman Sachs.

6. JOINT REPURCHASE AGREEMENT ACCOUNT

Pursuant to exemptive relief granted by the SEC, and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Notes to Financial Statements (continued)
June 30, 2004 (Unaudited)

6. JOINT REPURCHASE AGREEMENT ACCOUNT (continued)
     At June 30, 2004, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $11,400,000 in principal amount. At June 30, 2004, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$750,000,000	1.55	07/01/2004	$750,032,292

Bear Stearns & Co.	675,000,000	1.55	07/01/2004	675,029,063

Greenwich Capital Markets	400,000,000	1.53	07/01/2004	400,017,000

J.P. Morgan Chase & Co.	700,000,000	1.55	07/01/2004	700,030,139

Morgan Stanley & Co.	775,000,000	1.55	07/01/2004	775,033,368

UBS LLC	950,500,000	1.55	07/01/2004	950,540,924

Westdeutsche Landesbank AG	500,000,000	1.52	07/01/2004	500,021,111

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II	$4,750,500,000			$4,750,703,897

7. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% (400% prior to May 26, 2004) of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the six months ended June 30, 2004, the Fund did not have any borrowings under this facility.

8. ADDITIONAL TAX INFORMATION

At June 30, 2004, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax Cost	$322,789,739

Gross unrealized gain	96,007,181
Gross unrealized loss	(923,404)

Net unrealized security gain	$95,083,777

The difference between book-basis and tax-basis unrealized gains (losses) are primarily attributable to wash sales.

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

9. OTHER MATTERS

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May in the United States District Court for the Southern District of New York against GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The actions allege violations of the Act, the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaints allege, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM charged the Goldman Sachs Funds improper Rule 12b-1 fees; made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and made untrue statements of material fact in registration statements and reports filed pursuant to the Act. Based on currently available information, GSAM believes that the likelihood that the purported class action lawsuits will have a material adverse financial impact on the Funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Notes to Financial Statements (continued)

June 30, 2004 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended
	June 30, 2004 (Unaudited)

	Shares	Dollars

Class A Shares
Shares sold	3,882,790	$55,926,970
Reinvestment of dividends and distributions	184,757	2,747,173
Shares repurchased	(3,321,851)	(46,908,212)

	745,696	11,765,931

Class B Shares
Shares sold	178,686	2,599,590
Reinvestment of dividends and distributions	13,115	196,013
Shares repurchased	(217,982)	(3,072,738)

	(26,181)	(277,135)

Class C Shares
Shares sold	150,167	2,144,196
Reinvestment of dividends and distributions	9,858	146,132
Shares repurchased	(101,702)	(1,434,044)

	58,323	856,284

Institutional Shares
Shares sold	3,939,262	57,008,392
Reinvestment of dividends and distributions	161,947	2,412,212
Shares repurchased	(1,569,361)	(22,294,026)

	2,531,848	37,126,578

Service Shares
Shares sold	61,969	898,283
Reinvestment of dividends and distributions	268	4,011
Shares repurchased	(5,027)	(70,231)

	57,210	832,063

NET INCREASE	3,366,986	$50,303,721

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	For the Year Ended
	December 31, 2003

	Shares	Dollars

Class A Shares
Shares sold	13,865,162	$164,389,297
Reinvestment of dividends and distributions	470,684	5,814,245
Shares repurchased	(12,537,256)	(145,576,592)

	1,798,590	24,626,950

Class B Shares
Shares sold	460,212	5,559,134
Reinvestment of dividends and distributions	41,958	518,520
Shares repurchased	(445,757)	(5,274,182)

	56,413	803,472

Class C Shares
Shares sold	263,160	3,276,926
Reinvestment of dividends and distributions	30,293	371,830
Shares repurchased	(172,462)	(2,046,527)

	120,991	1,602,229

Institutional Shares
Shares sold	3,721,790	45,932,976
Reinvestment of dividends and distributions	323,077	3,992,614
Shares repurchased	(2,377,723)	(28,184,538)

	1,667,144	21,741,052

Service Shares
Shares sold	7,428	98,484
Reinvestment of dividends and distributions	166	2,093
Shares repurchased	(1,247)	(14,826)

	6,347	85,751

NET INCREASE	3,649,485	$48,859,454

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations			Distributions to shareholders

	Net asset					In excess
	value,	Net	Net realized	Total from	From net	of net	From	From tax
	beginning	investment	and unrealized	investment	investment	investment	realized	return of	Total
	of period	income(b)	gain (loss)	operations	income	income	gains	capital	distributions
FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)

2004 - Class A Shares	$13.98	$0.21	$0.67	$0.88	$(0.23)	$—	$—	$—	$(0.23)
2004 - Class B Shares	14.04	0.16	0.66	0.82	(0.17)	—	—	—	(0.17)
2004 - Class C Shares	13.95	0.16	0.65	0.81	(0.17)	—	—	—	(0.17)
2004 - Institutional Shares	14.02	0.25	0.65	0.90	(0.26)	—	—	—	(0.26)
2004 - Service Shares	14.05	0.25	0.62	0.87	(0.23)	—	—	—	(0.23)
FOR THE YEARS ENDED DECEMBER 31,

2003 - Class A Shares	10.53	0.41	3.63	4.04	(0.43)	—	(0.16)	—	(0.59)
2003 - Class B Shares	10.57	0.31	3.66	3.97	(0.34)	—	(0.16)	—	(0.50)
2003 - Class C Shares	10.51	0.31	3.63	3.94	(0.34)	—	(0.16)	—	(0.50)
2003 - Institutional Shares	10.55	0.46	3.65	4.11	(0.48)	—	(0.16)	—	(0.64)
2003 - Service Shares	10.57	0.47	3.59	4.06	(0.42)	—	(0.16)	—	(0.58)

2002 - Class A Shares	10.85	0.46	(0.14)	0.32	(0.31)	—	(0.27)	(0.06)	(0.64)
2002 - Class B Shares	10.90	0.40	(0.16)	0.24	(0.24)	—	(0.27)	(0.06)	(0.57)
2002 - Class C Shares	10.84	0.39	(0.16)	0.23	(0.23)	—	(0.27)	(0.06)	(0.56)
2002 - Institutional Shares	10.87	0.51	(0.14)	0.37	(0.36)	—	(0.27)	(0.06)	(0.69)
2002 - Service Shares	10.90	0.42	(0.11)	0.31	(0.31)	—	(0.27)	(0.06)	(0.64)

2001 - Class A Shares	11.00	0.37	0.34	0.71	(0.39)	—	(0.47)	—	(0.86)
2001 - Class B Shares	11.05	0.30	0.34	0.64	(0.32)	—	(0.47)	—	(0.79)
2001 - Class C Shares	10.98	0.30	0.35	0.65	(0.32)	—	(0.47)	—	(0.79)
2001 - Institutional Shares	11.03	0.41	0.34	0.75	(0.44)	—	(0.47)	—	(0.91)
2001 - Service Shares	11.04	0.37	0.34	0.71	(0.38)	—	(0.47)	—	(0.85)

2000 - Class A Shares	8.68	0.44	2.28	2.72	(0.36)	—	—	(0.04)	(0.40)
2000 - Class B Shares	8.73	0.40	2.27	2.67	(0.31)	—	—	(0.04)	(0.35)
2000 - Class C Shares	8.66	0.39	2.27	2.66	(0.30)	—	—	(0.04)	(0.34)
2000 - Institutional Shares	8.69	0.48	2.30	2.78	(0.40)	—	—	(0.04)	(0.44)
2000 - Service Shares	8.69	0.44	2.30	2.74	(0.35)	—	—	(0.04)	(0.39)

1999 - Class A Shares	9.20	0.38	(0.48)	(0.10)	(0.38)	(0.02)	—	(0.02)	(0.42)
1999 - Class B Shares	9.27	0.28	(0.45)	(0.17)	(0.28)	(0.07)	—	(0.02)	(0.37)
1999 - Class C Shares	9.21	0.30	(0.48)	(0.18)	(0.30)	(0.05)	—	(0.02)	(0.37)
1999 - Institutional Shares	9.21	0.40	(0.47)	(0.07)	(0.40)	(0.03)	—	(0.02)	(0.45)
1999 - Service Shares	9.21	0.38	(0.49)	(0.11)	(0.38)	(0.01)	—	(0.02)	(0.41)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Annualized.

18      The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

							Ratios assuming no
							expense reductions

					Ratio of		Ratio of		Ratio of
		Net assets	Ratio of		net investment		total		net investment
Net asset		at end of	net expenses		income to		expenses to		income		Portfolio
value, end	Total	period	to average		average		average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$14.63	6.25%	$208,775	1.44	%(c)	3.00	%(c)	1.73	%(c)	2.71	%(c)	11%
14.69	5.85	20,251	2.19	(c)	2.22	(c)	2.27	(c)	2.14	(c)	11
14.59	5.82	15,211	2.19	(c)	2.23	(c)	2.27	(c)	2.15	(c)	11
14.66	6.36	168,314	1.04	(c)	3.43	(c)	1.12	(c)	3.35	(c)	11
14.69	6.16	976	1.54	(c)	3.36	(c)	1.62	(c)	3.28	(c)	11

13.98	39.25	189,164	1.44		3.37		1.81		3.00		17
14.04	38.27	19,728	2.19		2.58		2.31		2.46		17
13.95	38.24	13,732	2.19		2.62		2.31		2.50		17
14.02	39.90	125,388	1.04		3.81		1.16		3.69		17
14.05	39.24	130	1.54		3.78		1.66		3.66		17

10.53	2.91	123,487	1.45		4.08		1.84		3.69		37
10.57	2.12	14,256	2.20		3.61		2.34		3.47		37
10.51	2.11	9,072	2.20		3.56		2.34		3.42		37
10.55	3.31	76,792	1.05		4.53		1.19		4.39		37
10.57	2.78	30	1.55		3.97		1.69		3.83		37

10.85	6.75	144,286	1.44		3.36		1.83		2.97		50
10.90	5.98	7,559	2.19		2.71		2.33		2.57		50
10.84	6.13	5,594	2.19		2.74		2.33		2.60		50
10.87	7.16	74,923	1.04		3.75		1.18		3.61		50
10.90	6.83	2	1.54		3.32		1.68		3.18		50

11.00	31.86	122,964	1.44		4.43		1.99		3.88		49
11.05	31.04	5,355	2.19		3.93		2.49		3.63		49
10.98	31.14	2,991	2.19		3.90		2.49		3.60		49
11.03	32.45	74,125	1.04		4.89		1.34		4.59		49
11.04	31.99	2	1.34		4.46		1.84		4.16		49

8.68	(1.02)	93,443	1.44		4.14		1.96		3.62		37
8.73	(1.73)	457	2.19		3.21		2.46		2.94		37
8.66	(1.80)	697	2.19		3.38		2.46		3.11		37
8.69	(0.64)	42,790	1.04		4.43		1.31		4.16		37
8.69	(1.12)	1	1.54		4.17		1.81		3.90		37

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, **Goldman Sachs Asset Management, L.P.** and other units of the **Investment Management Division** of Goldman Sachs serve a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $400.1 billion in assets under management as of March 31, 2004 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results
- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products
- Thoughtful Solutions
- Risk Management

Outstanding Client Service
- Dedicated Service Teams
- Excellence and Integrity

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.


INTERNATIONAL EQUITY
Higher Risk/Return
DOMESTIC EQUITY
ASSET ALLOCATION PORTFOLIOS
SPECIALTY
FIXED INCOME
MONEY MARKET
Lower Risk/Return

International Equity Funds
- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds
- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Mid Cap Value Fund
- Concentrated Growth Fund
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund

Specialty Funds
- Internet Tollkeeper Fund℠
- CORE℠ Tax-Managed Equity Fund
- Real Estate Securities Fund

Asset Allocation Funds
- Balanced Fund
- Asset Allocation Portfolios

Fixed Income Funds
- Emerging Markets Debt Fund
- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Investment Grade Credit Fund
- Core Fixed Income Fund
- U.S. Mortgages Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund
- Enhanced Income Fund

Money Market Funds[1]

[1] An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The Goldman Sachs Research Select Fund℠, Internet Tollkeeper Fund℠ and CORE℠ are service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005 T R U S T E E S O F F I C E R S Ashok N. Bakhru, Chairman Kaysie P. Uniacke, President
John P. Coblentz, Jr. James A. Fitzpatrick, Vice President Patrick T. Harker James A. McNamara, Vice President Mary Patterson McPherson John M. Perlowski, Treasurer Alan A. Shuch Howard B.
Surloff, Secretary Wilma
J. Smelcer Richard P. Strubel Kaysie P. Uniacke
G O L D M A N , S AC H S & CO. G O L D M A N S AC H S A S S E T M A N AG E M E N T, L . P.
Distributor and Transfer Agent Investment Adviser
Visit our Web site at www.gs.com/funds to obtain the most recent month end returns.
The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.
Holdings are as of June 30, 2004 and are subject to change in the future. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
The Fund may participate in the Initial Public Offer (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investments in IPOs, which may have a magnified impact due to the Fund’s small asset base. As the Fund’s assets grow, it is probable that the effect of the Fund’s investment in IPOs on its total return may not be as significant.
An investment in the Real Estate Securities Fund is subject to certain risks associated with the direct ownership of real estate and with concentrating its investments in the real estate industry in general and may be suitable only for those investors who are financially able to assume greater risk and share price volatility than presented by funds that do not concentrate in the real estate industry.
Goldman, Sachs & Co. is the distributor of the Fund.
Copyright 2004 Goldman, Sachs & Co. All rights reserved. Date of first use: August 29, 2004 04-1133 / REITSAR / 9.0K / 07-04

ITEM 2.	CODE OF ETHICS.

Not applicable to the semi-annual report for the period ending June 30, 2004.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to the semi-annual report for the period ending June 30, 2004.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to the semi-annual report for the period ended June 30, 2004.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable to the semi-annual report for the period ended June 30, 2004.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)(1)	Exhibit 99.CODE	Goldman Sachs Trust's Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrants's Form N-CSR filed on March 8, 2004 for its Real Estate Securites Fund (Accession Number 0000950123-04-0002984)

(a)(2)	Exhibit 99.CERT Exhibit 99.906CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

/s/ Kaysie Uniacke

By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Trust

Date: August 26, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kaysie Uniacke
By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Trust

Date: August 26, 2004

/s/ John M. Perlowski
By: John M. Perlowski
Chief Financial Officer of
Goldman Sachs Trust

Date: August 26, 2004